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                                                                    EXHIBIT 99.3

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT dated as of April 25, 2002 (this "Agreement"), is executed by NACT TELECOMMUNICATIONS, INC., a Delaware corporation with its chief executive office and principal place of business located at 400 Galleria Parkway, Suite 300, Atlanta, Georgia 30339, TELEMATE.NET SOFTWARE, INC., a Georgia corporation with its chief executive office and principal place of business located at 400 Galleria Parkway, Suite 300, Atlanta, Georgia 30339 (each a "Debtor" and collectively, the "Debtors"), and WA TELCOM PRODUCTS CO., INC., a Delaware corporation (the "Secured Party").

         WHEREAS, pursuant to Section 1.2(c) of that certain Stock Purchase Agreement, dated as of July 4, 2001, by and among Verso Technologies, Inc. ("Verso") and the Secured Party, as amended by that certain Closing Agreement, dated as of July 27, 2001 (as so amended, the "Purchase Agreement"), on March 31, 2002, Verso shall pay to the Secured Party the Deferred Amount (as defined in the Purchase Agreement);

         WHEREAS, it is proposed that Verso's obligation to pay the Deferred Amount be restructured pursuant to the terms and conditions of that certain Convertible Secured Promissory Note, dated as of the date hereof (the "Note"), by Verso in favor of the Secured Party;

         WHEREAS, the Debtors are wholly-owned subsidiaries of Verso and would benefit from such restructuring;

         WHEREAS, pursuant to that certain Guaranty, dated as of the date hereof (the "Guaranty"), each of the Debtors has agreed to, among other things, guarantee the obligations of Verso under the Note; and

         WHEREAS, it is a condition to the Secured Party's willingness to agree to such restructuring that the Debtors execute and deliver this Agreement;

         NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Debtors, the Debtors hereby agree with the Secured Party as follows:

SECTION 1.        DEFINITIONS.

         (a)      For the purposes of this Agreement:

         "APPLICABLE LAW" means all applicable provisions of constitutions, statutes, laws, rules, regulations and orders of all governmental bodies and all orders, rulings and decrees of all courts and arbitrators.


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         "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banks in Atlanta, Georgia are authorized or required by law to close.

         "COLLATERAL" means the following properties, assets and rights of each Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof: all personal and fixture property of every kind and nature, including, without limitation, all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities of United States Persons and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, tort claims, and all general intangibles (including, without limitation, all payment intangibles and each Debtor's copyrights, copyright registrations, trademarks, registered trademarks, trademark applications, service marks, registered service marks, service mark applications, trade names, patents, and patent applications set forth on Schedule 1 attached hereto and all goodwill associated with the foregoing).

         "DEFAULT" means any of the events specified in the definition of Event of Default, whether or not there has been satisfied any requirement for giving of notice, lapse of time or the happening of any other condition.

         "EVENT OF DEFAULT" means (a) a breach by any Debtor of any of its representations or warranties contained herein which has had, or would reasonably be expected to have, a Material Adverse Effect, and such breach is not cured within ten (10) days after such Debtor's receipt of written notice of such breach, (b) a material breach by any Debtor of any of its covenants or agreements contained herein or in the Guaranty, and such breach is not cured within ten (10) days after such Debtor's receipt of written notice of such breach or (c) the occurrence of an Event of Default under, and as defined in, any of the other Transaction Documents.

         "KNOWLEDGE OF THE DEBTORS" means, with respect to each Debtor, the actual knowledge of the Chief Executive Officer, Chief Financial Officer or Chief Operating Officer of such Debtor.

         "LIEN", as applied to the property of any Person, means any security interest, lien, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, charge, conditional sale or other title retention agreement, or other encumbrance of any kind covering any property of such Person, or upon the income or profits therefrom or any agreement to convey any of the foregoing or any other agreement or interest covering the property of a Person which is intended to provide collateral security for the obligation of such Person.

         "MATERIAL ADVERSE EFFECT" means (i) a material impairment of any Debtor's ability to perform any of the Obligations or on the Secured Party's ability to enforce any of the Obligations or to realize upon the Collateral,
(ii) a material impairment of the value of the Collateral or the amount the Secured Party would be likely to receive in a


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liquidation of such Collateral, or (iii) a material impairment of the priority of the Liens in favor of the Secured Party created hereby.

         "OBLIGATIONS" means, individually and collectively:

                  (i) all obligations of the Debtors owing to the Secured Party under or with respect to this Agreement or the Guaranty; and

                  (ii) all renewals, substitutions, modifications, extensions and supplements to any of the foregoing.

         "PERMITTED LIENS" means:

                  (i) Liens securing taxes, assessments and other governmental charges or levies not yet due and payable or the claims of, or obligations owing to, materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business but not yet due and payable;

                  (ii) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workmen's compensation, unemployment insurance or similar legislation;

                  (iii) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which in the sole judgment of the Secured Party do not materially detract from the value of such property or impair the use thereof in the business of any Debtor;

                  (iv) Liens in favor of Silicon Valley Bank created pursuant to that certain Loan and Security Agreement, dated December 14, 2001, between Verso, the Debtors and Silicon Valley Bank, and the other documents, agreements and instruments executed and delivered in connection therewith;

                  (v)      Liens in favor of the Secured Party; and

                  (vi) Purchase money security interests and Liens to secure a Debtor's performance of equipment leases arising in the ordinary course of business.

         "PERSON" means an individual, corporation, partnership, limited liability company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "SVB CONTROL AGREEMENT" means that certain Control Agreement, of even date herewith, between Silicon Valley Bank, the Secured Party, the Debtors and Verso.

         "TRANSACTION DOCUMENTS" means (i) that certain Settlement Agreement and General Release, dated as of March 29, 2002, between Verso and the Secured Party, (ii) the Note, (iii) that certain Security Agreement, dated as of the date hereof, between Verso and the Secured Party, (iv) that certain Guaranty, dated as of the date hereof, by


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the Debtors in favor of the Secured Party, (v) this Agreement, and (vi) that certain Pledge Agreement, dated as of the date hereof, between Verso and the Secured Party.

         "UCC" means the Uniform Commercial Code of the State of Georgia, as in effect from time to time.

         (b) Unless otherwise set forth herein to the contrary, all terms not otherwise defined herein and which are defined in the UCC are used herein with the meanings ascribed to them in the UCC. However, if a term is defined in
Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9 of the UCC.

SECTION 2. GRANT OF SECURITY. To secure the prompt and complete payment, observance and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, the Debtors hereby collaterally assign and pledge to the Secured Party, and grant to the Secured Party a security interest and lien in and to, the Collateral. The security interest granted herein shall be second in priority only to (i) the Lien in favor of Silicon Valley Bank created pursuant to that certain Loan and Security Agreement, dated December 14, 2001 (the "SVB Loan Agreement"), between Verso, the Debtors and Silicon Valley Bank and the other agreements, documents and instruments executed and delivered in connection therewith (the loan evidenced by such agreements, documents and instruments, as such loan may be amended, modified, restated, extended, increased, renewed or supplemented from time to time, being referred to as the "SVB Loan") and (ii) the Lien in favor of a replacement lender created pursuant to a refinancing of the SVB Loan, provided that such refinancing is on terms substantially similar to the SVB Loan. The Secured Party acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Debtors' compliance with Section 4(a).

SECTION 3. AUTHORIZATION TO FILE FINANCING STATEMENTS. Each Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or Article 9 of the Uniform Commercial Code of such other jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC or the analogous part of Article 9 of the Uniform Commercial Code of such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment. The Debtors agree to furnish any such information to the Secured Party promptly upon request.

SECTION 4. OTHER ACTIONS. Further to insure the attachment, perfection and priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in the Collateral, each Debtor agrees, in each case at such Debtor's own expense, to take the following actions with respect to the following Collateral:


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         (a)      Commercial Tort Claims. If any Debtor shall at any time hold or acquire a commercial tort claim, such Debtor shall immediately notify the Secured Party in a writing signed by such Debtor of the brief details thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

         (b) Actions as to any and all Collateral. The Debtors agree to take any other action reasonably requested by the Secured Party to insure the attachment, perfection and, first priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in any and all of the Collateral.

SECTION 5. REPRESENTATIONS AND WARRANTIES REGARDING LEGAL STATUS. The Debtors jointly and severally represent and warrant to the Secured Party as follows: (a) the correct corporate name of each Debtor is set forth in the first paragraph of this Agreement, and no Debtor conducts and, during the five-year period immediately preceding the date of this Agreement, has not conducted, business under any trade name other than as set forth on Schedule 5,
(b) the Internal Revenue Service taxpayer identification number, as applicable, of each Debtor is as set forth on Schedule 5, (c) each Debtor is a Person of the type, and is organized in the jurisdiction, set forth in the introductory paragraph hereof, (d) each Debtor's place of business is accurately set forth in the introductory paragraph hereof and except as set forth on Schedule 5, no Debtor has any other place of business, (e) each Debtor has the right, power and capacity to execute, deliver and perform this Agreement and the Guaranty and to consummate the transactions contemplated hereby and thereby, (f) the execution and delivery and performance by each Debtor of this Agreement and the Guaranty and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of such Debtor, (g) this Agreement and the Guaranty have been duly and validly executed and delivered by each Debtor and constitute each Debtor's legal, valid and binding obligation, enforceable in accordance with its terms and (h) the execution and delivery of this Agreement and the Guaranty by each Debtor, the consummation by each Debtor of the transactions contemplated herein and therein, and the performance of the covenants and agreements of each Debtor contained herein and therein will not, with or without the giving of notice or the lapse of time, or both (i) violate or conflict with any of the provisions of the articles or certificate of incorporation or bylaws of such Debtor, (ii) violate, conflict with or result in a breach or default under or cause termination of any term or condition of any mortgage, indenture, contract, license, permit, instrument or other agreement to which such Debtor is a party or by which such Debtor or any of its assets may be bound or (iii) violate any Applicable Law to which such Debtor is a party or by which such Debtor or any of its assets may be bound.

SECTION 6. COVENANTS REGARDING LEGAL STATUS. Each Debtor covenants with the Secured Party as follows: (a) without providing at least 15 Business Days prior written notice to the Secured Party, such Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, and
(b) without providing at least 15 Business Days


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prior written notice to the Secured Party, such Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

SECTION 7.        REPRESENTATIONS AND WARRANTIES REGARDING COLLATERAL, ETC.
Each Debtor further represents and warrants to the Secured Party as follows:
(a) such Debtor is the owner of the Collateral pledged by it, free from any Lien, except for Permitted Liens, (b) none of the Collateral pledged by it constitutes or is the proceeds of "farm products" as defined in ss. 9-102(a)(34) of the UCC, (c) none of the account debtors or other persons obligated on any of the Collateral pledged by it is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) such Debtor does not hold any commercial tort claim, and (e) to the best of the Debtor's knowledge, such Debtor has at all times operated its business in compliance in all material respects with all Applicable Laws.

SECTION 8. COVENANTS REGARDING COLLATERAL GENERALLY. Each Debtor further covenants with the Secured Party as follows: (a) the Collateral, to the extent not delivered to the Secured Party pursuant to Section 4 and except as permitted by Section 8(h) below, will be kept at such Debtor's place of business as set forth in the first paragraph hereof or those locations listed in Schedule 5 hereto, and such Debtor will not remove the Collateral from such locations, without providing at least fifteen (15) Business Days prior written notice to the Secured Party, (b) except for the security interest herein granted and Permitted Liens, such Debtor shall be the owner of the Collateral free from any Lien, and such Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (c) other than Permitted Liens, such Debtor shall not pledge, mortgage or create, or suffer to exist any Lien, in the Collateral in favor of any Person other than the Secured Party, (d) such Debtor shall keep the Collateral in good order and repair and will not use the same in violation of any Applicable Law or any policy of insurance thereon, (e) such Debtor shall permit the Secured Party, or its designee, to inspect the Collateral pledged by it at any reasonable time upon reasonable prior notice,
(f) such Debtor will promptly pay when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection therewith, (g) such Debtor shall continue to operate its business in compliance in all material respects with all Applicable Laws, (h) such Debtor shall not sell, transfer or otherwise dispose, or offer to sell, transfer or otherwise dispose, of the Collateral or any interest therein except for (i) sales and leases of inventory in the ordinary course of business; and (ii) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices and
(i) such Debtor shall take all actions necessary to properly maintain all applications, registrations, patents or patent applications on its copyrights, trademarks, service marks, patents and inventions. Each Debtor further covenants that it shall not open or maintain any "deposit account" (as defined in Article 9 of the UCC) with any bank or financial institution other than Silicon Valley Bank or the banks and financial institutions set forth opposite such Debtor's name on Schedule 8 attached hereto (any such other bank or financial institution being referred to as an "Other Bank") unless (x) the Secured Party consents in advance to the opening or maintenance of a deposit account with such Other Bank or (y) prior to the opening or maintenance of a


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deposit account with such Other Bank, the Secured Party and such Other Bank enter into a control agreement with respect to such deposit account satisfactory in form and substance to the Secured Party. Notwithstanding the foregoing, in the event that Silicon Valley Bank terminates the SVB Control Agreement at any time following the maturity of the SVB Loan or the termination of the SVB Loan Agreement, then the Debtors shall, within thirty (30) days following the termination of the SVB Control Agreement, transfer all funds in every deposit account maintained by Silicon Valley Bank to a bank or financial institution which, within such thirty (30) day period, enters into a control agreement with the Secured Party satisfactory in form and substance to the Secured Party.

SECTION 9. INSURANCE. The Debtors shall at all times maintain insurance on the Collateral against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards and risks as the Secured Party shall reasonably specify, shall be in such minimum amounts, contain such terms and be issued under policies by insurers, in each case, reasonably acceptable to the Secured Party. All premiums on such insurance shall be paid by the Debtors and certified copies of the policies, or other evidence of insurance reasonably acceptable to the Secured Party, shall be delivered to the Secured Party promptly upon the Secured Party's reasonable request. All insurance policies required under this Section shall contain standard lender's loss payable clauses, naming the Secured Party, as loss payee, and providing that: (i) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, subject to policy terms and conditions; and (ii) such policies and loss payable clauses may not be canceled, materially amended or terminated with respect to the Secured Party unless at least thirty (30) (or in the case of a material amendment or termination, ten (10)) days' prior written notice is given to the Secured Party.

SECTION 10.       COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

         (a) Expenses Incurred by the Secured Party. In the Secured Party's reasonable discretion, if any Debtor fails to do so, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral (other than Permitted Liens), maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The Debtors agree to reimburse the Secured Party on demand for all expenditures so made. The Secured Party shall have no obligation to any Debtor or any other person to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default.

         (b) Secured Party's Obligations and Duties. Anything herein to the contrary notwithstanding, the Debtors shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtors thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of any Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or


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agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

SECTION 11. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. The Debtors shall, at the request and option of the Secured Party during a continuance of an Event of Default, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party, in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party, or to any financial institution designated by the Secured Party as the Secured Party's agent therefor, and the Secured Party may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Debtors, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, each Debtor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by such Debtor as trustee for the Secured Party without commingling the same with other funds of such Debtor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Secured Party to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

SECTION 12.       POWER OF ATTORNEY.

         (a) Appointment and Powers of Secured Party. Each Debtor hereby irrevocably constitutes and appoints the Secured Party, and any officer of the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor or in such Person's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorney the power and right, on behalf of such Debtor, without notice to or assent by such Debtor, to do the following: (i) during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the UCC and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at such Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or advisable to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as such Debtor might do, including, without


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limitation, (A) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (B) upon written notice to such Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (C) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and (ii) to the extent that such Debtor's authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without such Debtor's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in any Debtor's name such financing statements and amendments thereto and continuation statements which may require such Debtor's signature.

         (b) Ratification by the Debtor. To the extent permitted by Applicable Law, the Debtors hereby ratify all that said attorney shall lawfully do or cause to be done in accordance with the terms and by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

         (c) No Duty on Secured Party. The powers conferred on the Secured Party hereunder are solely to protect the interests of the Secured Party in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees of the Secured Party shall be responsible to any Debtor for any act or failure to act, except for the such Person's own gross negligence or willful misconduct.

SECTION 13. RIGHTS AND REMEDIES. Promptly upon Knowledge of the Debtors of the occurrence of any Default of Event of Default, the Debtors shall notify the Secured Party in writing thereof, which notice shall set forth the details of such Default or Event of Default and the actions, if any, being taken or proposed to be taken with respect thereto. During the continuance of an Event of Default, the Secured Party, without any other notice to or demand upon the Debtors, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located or enforcement is sought, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require the Debtors to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Debtors' principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Debtors at least five (5) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any

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private sale or any other intended disposition is to be made. The Debtors hereby acknowledge that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Debtors waive any and all rights that they may have to a judicial hearing in advance of the enforcement of any of the Secured Party's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto. The Secured Party acknowledges and agrees that the exercise of its rights and remedies under this Agreement is subject to that certain Subordination Agreement, dated as of the date hereof, by and between Verso, the Debtors, the Secured Party and Silicon Valley Bank.

SECTION 14. NO WAIVER BY SECURED PARTY, ETC. The Secured Party shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

SECTION 15. SURETYSHIP WAIVERS BY DEBTOR. The Debtors waive demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of each description. With respect to both the Obligations and the Collateral, the Debtors assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall not have any duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond any duties imposed by Applicable Law. The Debtors further waive any and all other suretyship defenses.

SECTION 16. MARSHALLING. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Secured Party hereunder and of the Secured Party in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that they lawfully may, the Debtors hereby agree that they will not invoke any Applicable Law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that they lawfully may, the Debtors hereby irrevocably waive the benefits of all such laws.

SECTION 17. PROCEEDS OF DISPOSITIONS; EXPENSES. The Debtors agree to pay to the Secured Party on demand any and all expenses, including attorneys' fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Secured Party may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the UCC, any excess shall be returned to the Debtors. In the absence of final payment and satisfaction in full of all of the Obligations, the Debtors shall remain liable for any deficiency.

SECTION 18. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the Debtors hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest set forth in the Note for overdue principal.

SECTION 19. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 20. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or consent to any departure by the Debtors herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 21. SVB LOAN AMENDMENTS. The Debtors covenant that they shall provide the Secured Party prompt written notice of any renewal, extension or increase of the SVB Loan or any material amendment or change to, or modification of, the SVB Loan Agreement.

SECTION 22. NOTICES. Unless otherwise provided herein, communications provided for hereunder shall be in writing and shall be mailed, telecopied, couriered or delivered, as follows: if to the Debtors, to their addresses for notices set forth in the Guaranty; if to the Secured Party, to the address for notices of the Secured Party set forth in the Note; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications to the Debtors or the Secured Party shall be deemed given when delivered personally, mailed by certified mail (postage pre-paid and return receipt requested), sent by overnight courier service or faxed (transmission confirmed), or otherwise actually received.

SECTION 23. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

SECTION 24. INDEMNIFICATION. The Debtors agree to indemnify and hold the Secured Party harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever (collectively, "Losses"), brought against or incurred by the Secured Party, in any manner arising out of or, directly or indirectly, related to or connected with any action taken by the Secured Party pursuant to the terms of this Agreement; provided, however, the Debtors shall not be liable to the Secured Party for any Losses to the extent such Losses result from the negligence or willful misconduct of the Secured Party.

SECTION 25. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same instrument.

SECTION 26. MISCELLANEOUS. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. All Schedules attached hereto are incorporated herein and made a part hereof. This Agreement and all rights and obligations hereunder shall be binding upon the Debtors and their respective successors and assigns(including, without limitation, trustees and liquidators), and shall inure to the benefit of the Secured Party and its successors and assigns (including, without limitation, trustees and liquidators). If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtors acknowledge receipt of a copy of this Agreement.




                           [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, each of the Secured Party and the Debtors has caused this Agreement to be duly executed and delivered under seal by its duly authorized officer as of the day first above written.


                                    NACT TELECOMMUNICATIONS, INC.


                                    By: /s/ Juliet M. Reising
                                       ----------------------------------------
                                    Name: Juliet M. Reising
                                         --------------------------------------
                                    Title: EVP
                                          -------------------------------------


                                    TELEMATE.NET SOFTWARE, INC.


                                    By: /s/ Juliet M. Reising
                                       ----------------------------------------
                                    Name: Juliet M. Reising
                                         --------------------------------------
                                    Title: EVP
                                          -------------------------------------


                                    WA TELCOM PRODUCTS CO., INC.


                                    By: /s/ Michael F. Mies
                                       ----------------------------------------
                                    Name: Michael F. Mies
                                         --------------------------------------
                                    Title: Vice President and Treasurer
                                          -------------------------------------

                                   SCHEDULE 1

                     NACT TELECOMMUNICATIONS, INC. ("NACT")

----------------------------------------------------------------------------------------------------------------------------------
                                                  SERIAL/APPLICATION
                     PATENT                             NUMBER                   FILING DATE                  STATUS
----------------------------------------------------------------------------------------------------------------------------------
"System, Apparatus & Method of Voice Over the       Serial No. 09/821,256          3/29/01                    Pending
Internet Protocol Telephone Calling Using
Enhanced Signalling Packets and Localized Time
Slot Interchanging"
----------------------------------------------------------------------------------------------------------------------------------
"System, Apparatus & Method for Dynamically             Serial Number              5/16/01                    Pending
Mapping Virtual Signalling System 7 Circuit              60/291,290
Identification Codes (CIC) for use between and
among VoIP Gateways on IP Networks"
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  SERIAL/APPLICATION
                TRADEMARK (U.S.)                        NUMBER                   FILING DATE                   STATUS
----------------------------------------------------------------------------------------------------------------------------------
                                                   Serial Number
VoIP-7                                              76255,394                      5/10/01                     Pending
----------------------------------------------------------------------------------------------------------------------------------
IPAX                                               Serial Number                   5/10/01           An office action suspending
                                                     76255,395                                          further action on the
                                                                                                     application has been mailed
                                                                                                             (3/14/2002)
----------------------------------------------------------------------------------------------------------------------------------
STX                                                Serial Number                   4/8/97                   Registered
                                                     2,051,537
----------------------------------------------------------------------------------------------------------------------------------
NTS                                                                                2/11/02                    Pending
----------------------------------------------------------------------------------------------------------------------------------

                    TELEMATE.NET SOFTWARE, INC. ("TELEMATE")

----------------------------------------------------------------------------------------------------------------------------------
                                                  SERIAL/APPLICATION
                     PATENT                             NUMBER                   FILING DATE               STATUS
----------------------------------------------------------------------------------------------------------------------------------
System and Method for Managing computer and               6,292,801                9/18/01                 Issued
Phone Network Resources
----------------------------------------------------------------------------------------------------------------------------------
Method and System for Monitoring and                      60292502                 5/21/01              Provisional
Controlling Internet Access within a Computer
Network through Adaptive Filtering
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                   COPYRIGHT                      SERIAL/APPLICATION              FILING/                 STATUS
                                                        NUMBER              REGISTRATION DATE
----------------------------------------------------------------------------------------------------------------------------------
TELEMATE                                                                           2/11/02                Pending
----------------------------------------------------------------------------------------------------------------------------------
NETSPECTIVE                                                                        2/11/02                Pending
----------------------------------------------------------------------------------------------------------------------------------
TELEDIRECT                                                                         2/11/02                Pending

----------------------------------------------------------------------------------------------------------------------------------
WEBFILTER                                                                          2/11/02                Pending
----------------------------------------------------------------------------------------------------------------------------------
Telemate.net                                                                       2/11/02                Pending
----------------------------------------------------------------------------------------------------------------------------------
NetSpective internet abuse risk diamond                 VA-1-089-965               3/14/01
----------------------------------------------------------------------------------------------------------------------------------
Telemate telemanagement series: User's Manual           TX-4-031-168               4/19/95
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
              TRADEMARK (U.S.)                    SERIAL/APPLICATION              FILING/                 STATUS
                                                        NUMBER              REGISTRATION DATE
----------------------------------------------------------------------------------------------------------------------------------
PROVIDING NETWORK INTELLIGENCE FOR THE INTERNET           75749603                  7/13/99              Dead 6/20/01
ECONOMY (1707-25863)
Computer software used for monitoring and
generating accounting and usage reports of
computer and telephone network communications
- int. Class 9
----------------------------------------------------------------------------------------------------------------------------------
TELEMATE (1707-32571)                                      2135146                  2/10/98                 Active
Computer software that monitors and reports
information about telecommunications used by a
business - int. Class 9
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
              TRADEMARK (U.S.)                   SERIAL/APPLICATION               FILING/                 STATUS
                                                        NUMBER                 REGISTRATION
                                                                                   DATE
----------------------------------------------------------------------------------------------------------------------------------
telecommunications used by a
business - int. Class 9
----------------------------------------------------------------------------------------------------------------------------------
NETPERSPECTIVES (1707-30143)                              76064621                  6/7/00                Dead 8/2/01
Computer programs and scientific apparatus for
monitoring and reporting customer contacts of a
service or product provider through various
communication media - int. Class 9
Computer services, namely, installation and
configuration of computer programs,
consultation, training, analysis and reporting
related to global communications network  -
int. Class 42
----------------------------------------------------------------------------------------------------------------------------------
TELEMATE.NET (1707-18147)                                  2196592                 10/13/98                 Active
Software used for monitoring and accounting of
computer network communications. -int. class 9
----------------------------------------------------------------------------------------------------------------------------------
ESPECTIVE (1707-28453)                                    75935991                  3/3/00                  Active
Computer programs for enabling network usage
monitoring, analysis, and management on a
computer network - int. Class 9
----------------------------------------------------------------------------------------------------------------------------------
VISITOR MANAGEMENT CONSOLE (1707-29049)                   76064611                  6/7/00                Dead 8/2/01
Computer programs and scientific apparatus for
monitoring customer activity on web sites of a
global computer network - int. Class 9
Computer services, namely, installation and
configuration of computer programs,
consultation, trainings, analysis and reporting
related to global computer network - int. Class 42
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
              TRADEMARK (U.S.)                    SERIAL/APPLICATION                FILING/                   STATUS
                                                        NUMBER                    REGISTRATION
                                                                                     DATE
----------------------------------------------------------------------------------------------------------------------------------
MULTI-TOUCH POINT VIEW (1707-29410)                       76064610                  6/7/00                   Dead 8/2/01
Computer programs and scientific apparatus for
monitoring and reporting customer contacts of a
service or product provider through various
communication media - int. Class 9
Computer services, namely, installation and
configuration of computer programs,
consultation, training, analysis and reporting
related to global communications network  -
int. Class 42
----------------------------------------------------------------------------------------------------------------------------------
NETSPECTIVE INTERNET ABUSE RISK DIAMOND                        N/A                                           Copyright
Concept outlining four major risks of
employee Internet usage within an organization.
----------------------------------------------------------------------------------------------------------------------------------
NETSPECTIVE WEBFILTER                                     78093217                11/14/01                   Pending
Product and/or service for tracking Internet
destinations surfed by a WebFilter customer and/or
subscriber and categorizing requested Internet content
----------------------------------------------------------------------------------------------------------------------------------
ADAPTIVE FILTERING                                        78093229                11/14/01                   Pending
Product and/or service for tracking Internet
destinations surfed by a WebFilter customer and/or
subscriber and categorizing requested Internet content
----------------------------------------------------------------------------------------------------------------------------------
ADAPTIVE FILTERING LAB                                    78093242                11/14/01                   Pending
Service center for categorizing Internet
destinations surfed by WebFilter customers
and/or service subscribers
----------------------------------------------------------------------------------------------------------------------------------
SIDESCAN                                                  78093200                11/14/01                   Pending
Technology for monitoring and filtering
Internet traffic using a promiscuous networking
mode.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
              TRADEMARK (U.S.)                    SERIAL/APPLICATION              FILING/                 STATUS
                                                        NUMBER              REGISTRATION DATE
----------------------------------------------------------------------------------------------------------------------------------
NETSPECTIVES (1707-28452)                             75935993                          3/3/00                  X-Drop
Computer services, namely, installation and
configuration of computer programs,
consultation, training, analysis, and reporting
related to local computer networks. - int.
Class 42
----------------------------------------------------------------------------------------------------------------------------------
NETSPECTIVE G & S: Computer programs for              75935992                          3/3/00                  Pending
enabling network usage monitoring, analysis,
and management on a computer network. Class 009
----------------------------------------------------------------------------------------------------------------------------------
ESPECTIVES (1707-28453)                               75935990                          3/3/00                  X-Drop
Computer services, namely, installation,
configuration and implementation of computer
programs; computer consultation; review and analysis
of computer configurations and architecture; software
maintenance; and software directory development
- int. Class 42
----------------------------------------------------------------------------------------------------------------------------------

TELEMATE.NET SOFTWARE

Telemate.Net Product Copyright Claim:

         -        Telemate.Net product line
         -        NetSpective product line
         -        WebFilter product line
         -        eSpective product line

                                   SCHEDULE 5

                     NACT TELECOMMUNICATIONS, INC. ("NACT")
                                       AND
                    TELEMATE.NET SOFTWARE, INC. ("TELEMATE")


         (A) TRADE NAMES USED DURING FIVE-YEAR PERIOD PRECEDING THE DATE OF THIS AGREEMENT:

Complementary Solutions, Inc./Telemate Software, Inc.

         (B)      FEDERAL EMPLOYER IDENTIFICATION NUMBER

NACT:             87-0378662

Telemate:         58-1656726

         (C)      PLACES OF BUSINESS:

NACT:             191 West 5200 North
                  Provo, UT  84604

Telemate:         4250 Perimeter Park South, Suite 200
                  Atlanta, GA 30341

                                   SCHEDULE 8


NACT TELECOMMUNICATIONS, INC.

Bank One                        Deposit Account                     01003879
80W. Broadway, Suite 300        Payroll Account                     901004011
Salt Lake City, UT 84101        Disbursement Account                901004003

Barclays Bank PLC               UK Deposit and Operating
54 Lombard Street               Account                             80438111
London, England EC3P3AH


TELEMATE.NET SOFTWARE, INC.

Regions Bank                    Routing/ABA                         61101375
1457 Mt. Vernon Rd.             Parking (Savings) Account           6420025795
Dunwoody, GA 30338              Checking Account                    6421005536